EXHIBIT 32.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly
Report on Form 10-QSB for the quarterly period ended March 31, 2006 (the "Report") by Kiwa Bio-Tech Products Group Corporation (the "Registrant"), I, Wei Li, hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  May 15, 2006

                                     By:     /s/ Wei Li
                                             ------------------------------
                                     Name:   Wei Li
                                     Title:  Chief Executive Officer